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                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                                ----------------



                                    FORM 8-K



                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (date of earliest event reported): January 28, 2002




                              STEEL DYNAMICS, INC.

             (Exact name of registrant as specified in its charter)



           Indiana                   0-21719                35-1929476
(State or other jurisdiction of  (Commission File   (IRS Employer Identification
incorporation or organization)        Number)                    No.)



         6714 Pointe Inverness Way, Suite 200, Fort Wayne, Indiana 46804

              (Address of principal executive officers) (Zip Code)


        Registrant's telephone number, including area code: 260-459-3553


          (Former name or former address, if changed since last report)
                                 Not Applicable



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ITEM 5.  OTHER EVENTS.

On January 28, 2002, we and our subsidiary Iron Dynamics entered into an agreement (the "Settlement Agreement") with the lenders under Iron Dynamics' credit agreement to retire Iron Dynamics debt to these institutions. As of that date, the aggregate outstanding principal balance under that credit agreement was $58,986,841. The material terms of our Settlement Agreement may be summarized as follows:

(a) We agreed to pay the Iron Dynamics lenders the sum of $15 million in cash on February 1, 2002, which we have already done.

(b) We agreed to issue to the Iron Dynamics lenders an aggregate of $22 million of our common stock, in three separate installments on March 1, March 15 and March 29, 2002. We will determine the exact number of shares to be delivered on each of the three issuance dates by dividing $7,333,334 by the closing price of our stock on the Nasdaq National Market on the second business day prior to each of the three issuance dates. We also granted the lenders registration rights with respect to this common stock under a registration rights agreement, which requires us to have in place an effective registration statement covering the shares, as issued, and affords the lenders certain other resale rights.

(c) If we restart the Iron Dynamics facility before January 28, 2007, we agreed to make certain additional payments ("Additional Payments") to the Iron Dynamics lenders, if the operations at the re-started facility generate positive EBITDA (as defined in the Settlement Agreement). Within 30 days after the end of any fiscal year in which the facility generates positive EBITDA, we would pay Additional Payments in an amount equal to 50% of (i) such positive EBITDA, minus (ii) any income tax liability as a result of such positive EBITDA. We will not be required to pay more than $21,986,841 in Additional Payments in the aggregate. If we do not re-start the Iron Dynamics facility before January 28, 2007, our obligation to make these contingent Additional Payments will terminate.

(d) We guaranteed certain payments under the Iron Dynamics' credit facility. The $15 million payment by us on February 1, 2002, however, constituted a direct credit against and fully discharged our obligations under this guaranty.

(e)  Compliance with the payment obligations described in paragraphs (a) and
(b) above will constitute full and final settlement of (i) all of Iron Dynamics' obligations under the Iron Dynamics' credit agreement and (ii) all of our obligations under our guarantees of Iron Dynamics' obligations under the Iron Dynamics credit agreement, including the guarantee described in paragraph
(d) above, and the Iron Dynamics credit agreement will terminate.

In addition, we entered into an amendment and limited waiver to our existing Amended and Restated Credit Agreement, dated as of June 30, 1997 (the "Secured Credit Agreement"), and an amendment and limited waiver to our Unsecured Credit Agreement dated as of May 5, 2000 (the "Unsecured Credit Agreement"), pursuant to which our lenders agreed, among other things, to waive our compliance with the leverage ratio covenant contained in those credit agreements from December 31, 2001 through but not including March 31, 2002, which may be extended through April 30, 2002, upon the satisfaction of certain conditions. Without such waivers, we would have been in default under our Secured Credit Agreement and our Unsecured Credit Agreements. In connection with the amendments and waivers we have agreed to pay an aggregate waiver fee of $2,125,000.

The Settlement Agreement, the Registration Rights Agreement, the Guaranty and Suretyship Agreement, the Fifth Amendment to our (Secured) Credit Agreement and the Third Amendment to our (Unsecured) Credit Agreement are annexed as Exhibits 2.1, 4.1, 10.1b(9), 10.1a(5) and 10.1c(3), respectively, to this Form 8-K, and the foregoing description of the terms, conditions, qualifications, rights and obligations described by these agreements is qualified in its entirety by reference to such exhibits.


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ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

(c)  EXHIBITS.

*2.1 Agreement (Settlement Agreement), dated as of January 28, 2002, by and among Iron Dynamics, Inc., Steel Dynamics, Inc., various signatory lender banks, and Mellon Bank, N.A. as Agent for the Iron Dynamics lenders

*4.1 Registration Rights Agreement, dated as of January 28, 2002, among Steel Dynamics, Inc., various financial institutions which are to receive Steel Dynamics common stock under the Settlement Agreement referred to in Exhibit 10.41, and Mellon Bank, N.A., as Agent

*10.1a(5) Fifth Amendment, dated as of December 31, 2001, to Steel Dynamics,
          Inc. Amended and Restated Credit Agreement, dated as of June 30, 1997

*10.1b(9) Guaranty and Suretyship Agreement, dated as of January 28, 2002, executed by Steel Dynamics, Inc. in favor of various Iron Dynamics lenders under the Iron Dynamics December 31, 1997 Credit Agreement

*10.1c(2) Second Amendment, dated as of July 20, 2001, to the Steel Dynamics
          Unsecured Credit Agreement, dated as of May 5, 2000, by and among Steel Dynamics, Inc., the lenders listed as parties, and Mellon Bank, N.A., as Agent

*10.1c(3) Third Amendment, dated as of December 31, 2001, to the Steel Dynamics
          Unsecured Credit Agreement, dated as of May 5, 2000, by and among Steel Dynamics, Inc., the lenders listed as parties, and Mellon Bank, N.A., as Agent

--------------------

*Filed herewith

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereto duly authorized.

                                                  STEEL DYNAMICS, INC.



Date:  February ____, 2002                        By: /s/ Tracy L. Shellabarger
                                                  -----------------------------
                                                          Tracy L. Shellabarger
                                                          Title:  Secretary



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                                INDEX TO EXHIBITS

Exhibit   Description
-------   -----------

*2.1 Agreement (Settlement Agreement), dated as of January 28, 2002, by and among Iron Dynamics, Inc., Steel Dynamics, Inc., various signatory lender banks, and Mellon Bank, N.A. as Agent for the Iron Dynamics lenders

*4.1 Registration Rights Agreement, dated as of January 28, 2002, among Steel Dynamics, Inc., various financial institutions which are to receive Steel Dynamics common stock under the Settlement Agreement referred to in Exhibit 10.41, and Mellon Bank, N.A., as Agent

*10.1a(5) Fifth Amendment, dated as of December 31, 2001, to Steel Dynamics,
          Inc. Amended and Restated Credit Agreement, dated as of June 30, 1997

*10.1b(9) Guaranty and Suretyship Agreement, dated as of January 28, 2002, executed by Steel Dynamics, Inc. in favor of various Iron Dynamics lenders under the Iron Dynamics December 31, 1997 Credit Agreement

*10.1c(2) Second Amendment, dated as of July 20, 2001, to the Steel Dynamics
          Unsecured Credit Agreement, dated as of May 5, 2000, by and among Steel Dynamics, Inc., the lenders listed as parties, and Mellon Bank, N.A., as Agent

*10.1c(3) Third Amendment, dated as of December 31, 2001, to the Steel Dynamics
          Unsecured Credit Agreement, dated as of May 5, 2000, by and among Steel Dynamics, Inc., the lenders listed as parties, and Mellon Bank, N.A., as Agent

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*Filed herewith


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